T. Rowe Price Funds

Supplement to the following Prospectuses and Summary Prospectuses, each as dated below (as supplemented):

May 1, 2021

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund (USD Hedged)

October 1, 2021

T. Rowe Price Global Multi-Sector Bond Fund

T. Rowe Price Inflation Protected Bond Fund

T. Rowe Price Limited Duration Inflation Focused Bond Fund

T. Rowe Price New Income Fund

T. Rowe Price Short Duration Income Fund

T. Rowe Price Short-Term Bond Fund

T. Rowe Price Spectrum Conservative Allocation Fund

T. Rowe Price Spectrum Moderate Allocation Fund

T. Rowe Price Spectrum Moderate Growth Allocation Fund

T. Rowe Price Total Return Fund

T. Rowe Price Ultra Short-Term Bond Fund

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

T. Rowe Price Hong Kong Limited (Price Hong Kong) is added as an investment subadviser to the fund.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

T. Rowe Price has entered into a subadvisory agreement with Price Hong Kong under which Price Hong Kong is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a subadviser to investment companies and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong

Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 6/F Chater House, 8 Connaught Road, Central, Hong Kong.

The date of this supplement is February 3, 2022.

G34-041 2/3/2022